LIBERTY INCOME FUND

                                Semiannual Report
                                  June 30, 2002

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

 PRESIDENT'S MESSAGE

[photo of Keith T. Banks]


Dear Shareholder:

Over the past 6 months, the environment for the bond market was shaped by economic events and investor concerns. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the market as investors tried to guess the timing of its next move. A robust first quarter in 2002 created fears the Fed could begin raising short-term interest rates. However, the Fed kept a key short-term interest rate at 1.75%, and indications of slower economic growth in the second quarter raised the possibility that any further action on interest rates could be delayed until later in the year.

As the US stock market declined sharply during the period, investors were reminded that having a fixed-income component, which may be a sound strategy in any environment, may be particularly beneficial when stocks fall on difficult times. Within the fixed-income universe, the US Treasury market was one of the strongest bond market sectors for the period. Investors sought the relative safety of the highest quality bonds. High-quality corporate bonds reported gains for the period, but they retreated in the final months as issues of corporate governance and accounting irregularities had a negative impact on both stock and corporate bond markets.

The following report will provide you with more detailed information about the fund's performance and management strategies. As always, we thank you for investing in Liberty Income Fund and for giving us the opportunity to help you in building a strong financial future.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds

NET ASSET VALUE PER SHARE as of 6/30/02 ($)
         Class A                          5.90
         Class B                          5.90
         Class C                          5.90

DISTRIBUTIONS DECLARED PER SHARE 1/1/02 - 6/30/02 ($)
         Class A                         0.182
         Class B                         0.160
         Class C                         0.164

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

 PERFORMANCE INFORMATION

Value of a $10,000 investment
6/30/92 - 6/30/02

PERFORMANCE OF A $10,000 INVESTMENT

6/30/92 - 6/30/02 ($)

                  without      with
                   sales       sales
                  charge      charge
--------------------------------------
 Class A          18,901      18,003
--------------------------------------
 Class B          17,547      17,547
 Class C          18,356      18,356
--------------------------------------


[line chart data]:

                                                     Lehman Brothers
             Class A shares      Class A shares     Government/Credit
         without sales charge   with sales charge     Bond Index

6/1992           $10,000.0         $ 9,525.0         $10,000.0
                  10,427.0           9,932.0         10,489.0
                  10,463.0           9,966.0         10,497.0
                  11,013.0          10,490.0         10,986.0
                  11,323.0          10,786.0         11,315.0
                  11,720.0          11,163.0         11,690.0
                  11,724.0          11,167.0         11,656.0
                  11,318.0          10,780.0         11,291.0
                  11,104.0          10,576.0         11,151.0
                  11,156.0          10,626.0         11,207.0
                  11,242.0          10,708.0         11,248.0
                  11,831.0          11,269.0         11,808.0
                  12,623.0          12,024.0         12,575.0
                  12,940.0          12,326.0         12,815.0
                  13,524.0          12,882.0         13,412.0
                  13,189.0          12,562.0         13,098.0
                  13,192.0          12,566.0         13,160.0
                  13,534.0          12,891.0         13,391.0
                  14,009.0          13,344.0         13,801.0
                  13,834.0          13,177.0         13,682.0
                  14,372.0          13,690.0         14,180.0
                  14,920.0          14,211.0         14,677.0
                  15,224.0          14,501.0         15,148.0
                  15,532.0          14,794.0         15,378.0
                  15,845.0          15,093.0         15,781.0
                  16,319.0          15,544.0         16,562.0
                  16,461.0          15,679.0         16,584.0
                  16,471.0          15,689.0         16,385.0
                  16,214.0          15,444.0         16,204.0
                  16,164.0          15,396.0         16,292.0
                  16,153.0          15,385.0         16,225.0
                  16,354.0          15,578.0         16,662.0
                  16,471.0          15,688.0         16,903.0
                  16,953.0          16,148.0         17,388.0
                  17,347.0          16,523.0         18,148.0
                  17,884.0          17,035.0         18,729.0
                  17,936.0          17,084.0         18,785.0
                  18,596.0          17,713.0         19,679.0
                  18,516.0          17,637.0         19,691.0
                  18,488.0          17,610.0         19,599.0
6/2002            18,901.0          18,003.0         20,334.0



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on June 30, 1992 and reinvestment of income and capital gains distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total returns as of 6/30/02 (%)
Share class                                          A                          B                           C
Inception                                         12/1/69                    5/15/92                     8/1/97
-------------------------------------------------------------------------------------------------------------------
                                           without       with         without        with        without       with
                                            sales        sales         sales         sales        sales        sales
                                           charge       charge        charge        charge       charge       charge
--------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                        2.07        -2.78          1.69         -3.26          1.76         0.77
--------------------------------------------------------------------------------------------------------------------
1-year                                      5.38         0.37          4.59         -0.36          4.75         3.76
--------------------------------------------------------------------------------------------------------------------
5-year                                      5.63         4.61          4.85          4.54          5.02         5.02
--------------------------------------------------------------------------------------------------------------------
10-year                                     6.57         6.06          5.78          5.78          6.26         6.26
--------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Class B and C share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

SEC YIELDS AS OF 6/30/02 (%)

CLASS A                                    5.17
CLASS B                                    4.67
CLASS C                                    4.82

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 4.67% for the class C shares.

PORTFOLIO STRUCTURE AS OF 6/30/02 (%)
Corporate bonds                    65.8
US government notes/bonds          27.4
Equity                              2.0
Foreign government notes/bonds      1.4
Cash equivalents                    1.0
US agencies                         0.7
Other                               1.7


MATURITY BREAKDOWN AS OF 6/30/02 (%)

[bar chart data]:

0-3 years                           3.5
3-5 years                          25.6
5-10 years                         45.3
10-15 years                        19.0
15-20 years                         1.9
Equity                              2.0
Repurchase agreement                1.0
Other                               1.7


Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain these breakdowns and structure in the future.

PORTFOLIO MANAGERS' REPORT

For the six-month period ended June 30, 2002, Liberty Income Fund's class A shares generated a total return of 2.07% without sales charge. The fund underperformed its benchmark, the Lehman Government/Credit Bond Index, which returned 3.26% for the same period. The underperformance can be attributed to the fact that the fund maintains an overweight position in corporate and high-yield bonds. These types of securities lagged Treasuries during the second quarter of 2002.

During the period, Richard A. Stevens was the fund's portfolio manager. We took over as the fund's new managers as of July 15, 2002.

CORPORATE BONDS RALLIED, THEN WERE PRESSURED BY BAD NEWS

During the first three months of 2002, corporate bonds rallied, as investor expectations for economic recovery began to build. As Treasury yields increased from 5.00% in January to 5.50% in March, corporate spreads relative to government-issued bonds narrowed, and the fund's corporate bonds became more valuable as a result. However, during the second quarter, a litany of rolling disclosures of accounting irregularities -- and in some cases outright fraud --at several companies rattled investors, causing them to sell corporate issues and retreat to the relative safety of government issues. By the end of June, prices of Treasury bonds had increased dramatically, and the yield on the benchmark 10-year Treasury bond (which moves in opposite direction to price) declined to 4.75%.

INCREASED ALLOCATION TO HIGHER-QUALITY, HIGHER-YIELDING BONDS

Management focused on upgrading the fund's allocation to higher-quality high-yield bonds during the period. As of June 30, 2002, 13.3% of the fund's portfolio was held in securities rated BB, up from 11.2% at December 31, 2001.1 Paying close attention to both sector and security selection within the high-yield bond market was critical to the manager's investment approach. For example, our investment in Pennzoil-Quaker State (0.9% of net assets), benefited from continued resiliency in the automotive industry, and received an additional boost when the company announced it would be acquired by Shell.

The fund's managers also sold lower-rated securities issued by companies whose prospects have become



---------------
1 Holdings and sector breakdowns are disclosed as of June 30, 2002 and are subject to change.

greatly diminished, such as Nextel. Unfortunately, the fund did not sidestep the meltdown at WorldCom. Earlier this year, WorldCom's bonds we added at a steep discount, on the belief that the company's reported cash flow was sufficient to cover its debt payments. Management did not anticipate the accounting improprieties that the company later revealed. The entire position in WorldCom was sold, which only had a nominal impact on the fund's returns. Throughout the period, substantially all of the fund's other telecom holdings were sold, as management believed the industry continues to be plagued by excess capacity and brutalizing competition.

As a result of an increased focus on higher-yielding bonds, the overall credit quality of the fund's portfolio declined from A at the beginning of the period, to A- at the end of the period.

GUARDEDLY OPTIMISTIC ABOUT THE FUTURE

In an environment in which consumer confidence is weakening, key retail and auto sales indicators are losing steam, and employment growth has been sluggish, we believe that economic recovery is likely to be delayed. Our nation's financial markets are plagued by lack of liquidity and new capital, terrorism fears, and questionable accounting practices. Once investor confidence is restored, and the economic recovery now slowly underway is recognized, prospects for fixed-income investors should improve.

/s/ Stephen F. Lockman                      /s/ Michael T. Kennedy

Stephen F. Lockman, CFA                     Michael T. Kennedy


Stephen F. Lockman, CFA and Michael T. Kennedy are senior vice presidents of Stein Roe & Farnham, Incorporated (Stein Roe), the fund's investment advisor. They are co-managers of Liberty Income Fund. Mr. Lockman was the manager, co-manager or associate manager of the fund from 1995-1998 and the manager or co-manager of the SR&F Income Portfolio, in which the fund formerly invested, from 1998 until July 2002. Mr. Kennedy was co-manager of the SR&F Income Portfolio, in which the fund formerly invested, from 1998 until July 2002. He has been portfolio manager of other Stein Roe fixed-income funds since 1988.

-----------------
Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

 QUALITY BREAKDOWN AS OF 6/30/02 (%)

[bar chart data]:

AAA                  30.5
A                     8.8
BBB                  36.7
BB                   13.3
B and below           7.0
Equity                2.0
Other net assets      1.7


Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

INVESTMENT PORTFOLIO

June 30, 2002 (Unaudited)


CORPORATE FIXED-INCOME
BONDS & NOTES - 65.8%                 PAR         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 2.9%
BUILDING CONSTRUCTION - 2.9%
Centex Corp.,
   9.750% 06/15/05            $ 2,000,000   $ 2,249,840
D.R. Horton, Inc.,
   9.750% 09/15/10                500,000       525,000
KB Home,
   8.625% 12/15/08              1,000,000     1,035,000
                                           ------------
                                              3,809,840
                                           ------------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 5.7%
DEPOSITORY INSTITUTIONS - 0.9%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06             1,000,000     1,127,180
                                           ------------
FINANCIAL SERVICES - 1.7%
Goldman Sachs Group, Inc.,
   7.800% 01/28/10              2,000,000     2,191,880
                                           ------------
INSURANCE CARRIERS - 1.5%
Jefferson-Pilot Capital Trust,
   8.285% 03/01/46 (a)          2,000,000     2,024,300
                                           ------------
NONDEPOSITORY CREDIT INSTITUTION - 1.6%
General Motors Acceptance Corp.,
   7.250% 03/02/11              2,000,000     2,031,540
                                           ------------
--------------------------------------------------------------------------------
MANUFACTURING - 9.6%
CHEMICALS & ALLIED PRODUCTS - 1.3%
Dow Chemical Co.,
   8.550% 10/15/09              1,000,000     1,150,960
Huntsman ICI Holdings LLC,
   (b) 12/31/09                   500,000       120,000
Messer Griesheim Holding Co.,
   10.375% 06/01/11         EUR   185,000       196,277
Texas Petrochemical Corp.,
   11.125% 07/01/06           $   225,000       182,250
                                           ------------
                                              1,649,487
                                           ------------
FOOD & KINDRED PRODUCTS - 2.5%
Albertson's, Inc.,
   7.250% 05/01/13              2,000,000     2,153,440
Constellation Brands, Inc.,
   8.125% 01/15/12              1,000,000     1,035,000
                                           ------------
                                              3,188,440
                                           ------------
MACHINERY & COMPUTER EQUIPMENT - 0.0%
NMHG Holding Co.,
   10.000% 05/15/09 (a)            35,000        35,350
                                           ------------



                                      PAR         VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.2%
ArvinMeritor, Inc.,
   8.750% 03/01/12            $   500,000    $  532,000
General Motors Corp.,
   9.400% 07/15/21              2,000,000     2,307,740
                                           ------------
                                              2,839,740
                                           ------------
PAPER PRODUCTS - 0.4%
Potlatch Corp.,
   10.000% 07/15/11               500,000       545,000
                                           ------------
PETROLEUM REFINING - 0.9%
Pennzoil-Quaker State Co.,
   10.000% 11/01/08 (a)         1,000,000     1,160,000
                                           ------------
POLLUTION CONTROL - 0.8%
Allied Waste North America, Inc.:
   7.625% 01/01/06                500,000       483,750
   8.500% 12/01/08 (a)            500,000       491,250
                                           ------------
                                                975,000
                                           ------------
TRANSPORTATION EQUIPMENT - 1.5%
American Axle & Manufacturing, Inc.,
   9.750% 03/01/09              1,000,000     1,060,000
Collins & Aikman Products Co.,
   10.750% 12/31/11 (a)           500,000       500,000
Lear Corp.,
   8.110% 05/15/09                400,000       410,000
                                           ------------
                                              1,970,000
                                           ------------
--------------------------------------------------------------------------------
MINING & ENERGY - 11.4%
OIL & GAS EXTRACTION - 6.8%
Chesapeake Energy Corp.,
   8.125% 04/01/11              1,000,000       985,000
Cross Timbers Oil Co.,
   8.750% 11/01/09              1,000,000     1,045,000
El Paso Energy Corp.:
   7.625% 07/15/11              1,000,000       984,200
   8.500% 06/01/11                800,000       792,000
Marathon Oil Corp.,
   9.375% 02/15/12              1,700,000     2,073,660
Occidental Petroleum Corp.,
   10.125% 09/15/09             1,600,000     1,949,408
Pogo Producing Co.,
   8.250% 04/15/11              1,000,000     1,000,000
                                           ------------
                                              8,829,268
                                           ------------
OIL & GAS FIELD SERVICES - 4.6%
Phillips Petroleum Co.,
   9.375% 02/15/11              2,000,000     2,459,100
Pioneer Natural Resources Co.,
   9.625% 04/01/10              1,000,000     1,102,500
Transocean, Inc.,
   9.500% 12/15/08              2,000,000     2,376,980
                                           ------------
                                              5,938,580
                                           ------------

--------------------------------------------------------------------------------

See notes to investment portfolio.

June 30, 2002 (Unaudited)

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)             PAR         VALUE
--------------------------------------------------------------------------------
RETAIL TRADE - 1.6%
FOOD STORES - 1.6%
Kroger Co.,
   7.800% 08/15/07            $ 1,000,000   $ 1,109,260
Smithfield Foods, Inc.,
   8.000% 10/15/09 (a)          1,000,000     1,007,500
                                           ------------
                                              2,116,760
                                           ------------
--------------------------------------------------------------------------------
SERVICES - 12.4%
AMUSEMENT & RECREATION - 3.4%
Harrah's Operating Co., Inc.:
   7.125% 06/01/07              1,000,000     1,053,240
   7.875% 12/15/05                500,000       513,750
Hollywood Casino Corp.,
   11.250% 05/01/07               750,000       808,125
International Game Technology,
   8.375% 05/15/09              1,000,000     1,055,000
Mohegan Tribal Gaming Authority,
   8.125% 01/01/06              1,000,000     1,020,000
                                           ------------
                                              4,450,115
                                           ------------
AUTO REPAIR SERVICES & PARKING - 0.8%
Hertz Corp.,
   7.625% 06/01/12              1,000,000       991,880
                                           ------------
HEALTH SERVICES - 5.3%
Conventry Health Care, Inc.,
   8.125% 02/15/12              1,000,000     1,010,000
HCA, Inc.,
   8.750% 09/01/10              1,500,000     1,678,485
HEALTHSOUTH Corp.,
   7.625% 06/01/12 (a)          1,500,000     1,477,605
Humana, Inc.,
   7.250% 08/01/06              1,000,000     1,029,650
Quest Diagnostic, Inc.,
   7.500% 07/12/11              1,500,000     1,622,220
                                           ------------
                                              6,817,960
                                           ------------
HOTELS, CAMPS & LODGING - 1.2%
Host Marriott LP,
   9.500% 01/15/07 (a)          1,000,000     1,005,000
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)            500,000       494,280
                                           ------------
                                              1,499,280
                                           ------------
OTHER SERVICES - 1.7%
ERAC USA Finance Co.,
   9.125% 12/15/04 (a)          2,000,000     2,202,560
                                           ------------

--------------------------------------------------------------------------------


                                      PAR         VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 22.2%
AIR TRANSPORTATION - 2.6%
Boeing Capital Corp.,
   7.375% 09/27/10            $ 1,500,000   $ 1,647,390
Delta Air Lines, Inc.,
   10.375% 02/01/11               500,000       478,275
Federal Express Corp.,
   9.650% 06/15/12              1,000,000     1,222,160
                                           ------------
                                              3,347,825
                                           ------------
BROADCASTING - 2.6% CBS Corp.,
   8.625% 08/01/12              1,000,000     1,152,680
News America Holdings, Inc.,
   9.250% 02/01/13              2,000,000     2,237,960
                                           ------------
                                              3,390,640
                                           ------------
CABLE - 2.2% EchoStar DBS Corp.,
   9.250% 02/01/06              1,000,000       925,000
Lenfest Communications, Inc.,
   8.250% 02/15/08              2,000,000     1,934,780
                                           ------------
                                              2,859,780
                                           ------------
COMMUNICATIONS - 2.0%
Clear Channel
   Communications, Inc.,
   7.650% 09/15/10              1,000,000     1,006,350
Viacom, Inc.,
   7.700% 07/30/10              1,500,000     1,632,015
                                           ------------
                                              2,638,365
                                           ------------
ELECTRIC SERVICES - 3.9%
Dominion Resources, Inc.,
   8.125% 06/15/10              2,000,000     2,212,000
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                655,000       662,592
PSE&G Power LLC,
   7.750% 04/15/11              2,000,000     2,130,320
                                           ------------
                                              5,004,912
                                           ------------
PIPELINES - 1.7%
Duke Energy Corp.,
   7.875% 08/16/10              2,000,000     2,138,400
                                           ------------
RADIOTELEPHONE COMMUNICATIONS - 1.1%
Entercom Radio/Capital Corp.,
   7.625% 03/01/14                875,000       861,875
TeleCorp PCS, Inc.,
   (c) 04/15/09
   (11.625% 04/15/04)             650,000       540,144
                                           ------------
                                              1,402,019
                                           ------------



See notes to investment portfolio.

June 30, 2002 (Unaudited)

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)             PAR         VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
RAILROAD - 1.8%
Burlington Northern Santa
   Fe Corp.,
   9.250% 10/01/06$             2,000,000   $ 2,298,940
                                           ------------
TELECOMMUNICATIONS - 4.3%
AT&T Wireless Services, Inc.,
   7.350% 03/01/06              1,000,000       832,500
TCI Communications, Inc.,
   9.800% 02/01/12              2,400,000     2,681,184
Telefonos de Mexico SA,
   8.250% 01/26/06                500,000       529,680
Verizon Global Funding Corp.,
   7.250% 12/01/10              1,500,000     1,540,440
                                           ------------
                                              5,583,804
                                           ------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $83,813,028)                     85,058,845
                                           ------------

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS - 1.4%
Government of New Zealand,
   8.000% 11/15/06
   (cost of $1,622,252)     NZD 3,500,000     1,803,952
                                           ------------

U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 28.1%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Mortgage,
   5.750% 09/15/10          EUR   500,000       513,340
                                           ------------
Federal National Mortgage
   Association,
   9.000% 07/01/19-06/01/20   $   127,819       140,333
                                           ------------
Government National Mortgage
   Association:
   10.000% 10/15/17-01/15/19        8,994        10,152
   10.500% 01/15/16-05/15/20      104,317       119,147
   11.500% 05/15/13                19,365        22,561
   12.500% 11/15/10-01/15/14       56,496        66,735
   13.000% 04/15/11                 4,869         5,820
   14.000% 08/15/11                 3,141         3,823
                                           ------------
                                                228,238
                                           ------------



                                      PAR         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.4%
U.S. Treasury Bonds:
   7.250% 05/15/16            $ 4,500,000   $ 5,303,475
   10.750% 08/15/05             4,250,000     5,154,740
                                           ------------
                                             10,458,215
                                           ------------
U.S. Treasury Notes:
   7.000% 07/15/06             12,826,000    14,326,514
   10.375% 11/15/12             8,250,000    10,603,478
                                           ------------
                                             24,929,992
                                           ------------
TOTAL U.S. GOVERNMENT AGENCIES &
   OBLIGATIONS
   (cost of $36,807,135)                     36,270,118
                                           ------------

PREFERRED STOCKS - 2.0%            SHARES
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.5%
CABLE - 0.5% CSC Holdings Inc.,
   11.250% PIK                      9,648       598,176
                                           ------------
--------------------------------------------------------------------------------
UTILITIES - 1.5%
ELECTRIC SERVICES - 1.5%
ComEd Finance I,
   8.480%                          78,000     1,950,780
                                           ------------
TOTAL PREFERRED STOCKS
   (cost of $3,072,110)                       2,548,956
                                           ------------

SHORT-TERM OBLIGATION - 1.0%          PAR
--------------------------------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated 06/28/02,
  due 07/01/02 at 1.900%,
  collateralized by U.S. Treasury
  Bonds and/or Notes with various
  maturities to 11/15/27, market
  value $1,298,782 (repurchase
  proceeds $1,269,201) (cost
   of $1,269,000)             $ 1,269,000     1,269,000
                                           ------------
TOTAL INVESTMENTS - 98.3%
   (cost of $126,583,525)(d)                126,950,871
                                           ------------

OTHER ASSETS & LIABILITIES, NET - 1.7%        2,246,741
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                       $ 129,197,612
                                           ============





See notes to investment portfolio.

June 30, 2002 (Unaudited)


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $10,397,845 which represents 8.0% of net assets.

(b) Zero coupon bond.

(c) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.

(d) Cost for generally accepted accounting principles is $126,583,525. Cost for federal income tax purposes is $128,731,701. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.


As of June 30, 2002, the Fund had entered into the following forward currency contracts:

   CONTRACTS      IN EXCHANGE  SETTLEMENT   UNREALIZED
   TO RECEIVE         FOR         DATE     DEPRECIATION
-------------------------------------------------------
NZD 1,100,000     US$ 534,841   07/15/02      $(41,513)
EUR   186,000     US$ 183,983   08/20/02       (14,723)
                                              ---------
                                              $(56,236)
                                              =========


           ACRONYM                     NAME
-------------------------------------------------------
             EUR                       Euro
             NZD                New Zealand Dollars
             PIK                  Payment-In-Kind



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)


ASSETS:
Investments, at cost                       $126,583,525
                                           ------------
Investments, at value                      $126,950,871
Cash                                                305
Receivable for:
   Investments sold                             127,500
   Fund shares sold                               9,520
   Interest                                   2,679,811
   Dividends                                     68,174
Deferred Trustees' compensation plan              4,395
                                           ------------
     Total Assets                           129,840,576
                                           ------------
LIABILITIES:
Net unrealized depreciation on forward
   currency contracts                            56,236
Payable for:
   Fund shares repurchased                      158,338
   Distributions                                280,768
   Management fee                                48,851
   Transfer agent fee                            58,459
   Pricing and bookkeeping fees                   4,287
   Trustees' fee                                    874
Deferred Trustees' fee                            4,395
Other liabilities                                30,756
                                           ------------
     Total Liabilities                          642,964
                                           ------------
NET ASSETS                                 $129,197,612
                                           ============
COMPOSITION OF NET ASSETS:
Paid-in capital                            $144,365,383
Overdistributed net investment income        (2,710,451)
Accumulated net realized loss               (12,770,517)
Net unrealized appreciation
(depreciation) on:
   Investments                                  367,346
   Foreign currency translations                (54,149)
                                           ------------
NET ASSETS                                 $129,197,612
                                           ============
CLASS A:
Net assets                                 $ 92,816,788
Shares outstanding                           15,722,418
                                           ------------
Net asset value per share                       $  5.90(a)
                                           ============
Maximum offering price per share
   ($5.90/0.9525)                               $  6.19(b)
                                           ============
CLASS B:
Net assets                                 $ 32,585,703
Shares outstanding                            5,519,753
                                           ------------
Net asset value and offering price per share    $  5.90(a)
                                           ============
CLASS C:
Net assets                                  $ 3,795,121
Shares outstanding                              642,862
                                           ------------
Net asset value and offering price per share    $  5.90(a)
                                           ============

(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS

For the Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                    $  140,066
Interest                                      4,363,760
                                           ------------
   Total Investment Income                    4,503,826
                                           ------------
EXPENSES:
Management fee                                  340,400
Distribution fee:
   Class B                                      129,117
   Class C                                       17,046
Service fee:
   Class A                                      121,499
   Class B                                       43,039
   Class C                                        5,662
Pricing and bookkeeping fees                     32,971
Transfer agent fee                              259,099
Trustees' fee                                     5,242
Other expenses                                   63,185
                                           ------------
   Total Expenses                             1,017,260
Fees waived by Advisor                          (34,042)
Fees waived by Distributor - Class C             (3,422)
Custody earnings credit                            (792)
                                           ------------
   Net Expenses                                 979,004
                                           ------------
Net Investment Income                         3,524,822
                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                 (484,375)
   Foreign currency transactions                (89,886)
                                           ------------
     Net realized loss                         (574,261)
                                           ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                  (39,914)
   Foreign currency translations                (53,881)
                                           ------------
     Net change in unrealized
       appreciation/depreciation                (93,795)
                                           ------------
Net Loss                                       (668,056)
                                           ------------
Net Increase in Net Assets
   from Operations                           $2,856,766
                                           ------------



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                               (UNAUDITED)
                               SIX MONTHS
                                  ENDED    YEAR ENDED
INCREASE (DECREASE)             JUNE 30,  DECEMBER 31,
IN NET ASSETS:                    2002        2001
-------------------------------------------------------
OPERATIONS:
Net investment income         $ 3,524,822  $ 7,504,399
Net realized loss on investments
   and foreign currency
   transactions                  (574,261)  (1,039,825)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations          (93,795)   1,886,326
                              -----------  ------------
Net Increase from Operations    2,856,766    8,350,900
                              -----------  ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                     (3,006,222)  (6,409,195)
   Class B                       (934,037)  (1,934,148)
   Class C                       (126,306)    (195,433)
Return of capital:
   Class A                             --      (78,358)
   Class B                             --      (26,697)
   Class C                             --       (2,672)
                              -----------  ------------
Total Distributions Declared
   to Shareholders             (4,066,565)  (8,646,503)
                              -----------  ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions               45,349,455   57,165,925
   Distributions reinvested     1,616,280    3,551,749
   Redemptions                (58,016,903) (50,851,478)
                              -----------  ------------
     Net Increase (Decrease)  (11,051,168)   9,866,196
                              -----------  ------------
Class B:
   Subscriptions                3,497,109   17,726,159
   Distributions reinvested       555,164    1,129,864
   Redemptions                 (7,466,316) (15,331,462)
                              -----------  ------------
     Net Increase (Decrease)   (3,414,043)   3,524,561
                              -----------  ------------
Class C:
   Subscriptions                1,369,596    5,815,980
   Distributions reinvested        72,049      111,926
   Redemptions                 (2,162,585)  (3,783,765)
                              -----------  ------------
     Net Increase (Decrease)     (720,940)   2,144,141
                              -----------  ------------
Net Increase (Decrease) from
   Share Transactions         (15,186,151)  15,534,898
                              -----------  ------------
Total Increase (Decrease)
   in Net Assets              (16,395,950)  15,239,295



                               (UNAUDITED)
                               SIX MONTHS
                                  ENDED    YEAR ENDED
                                JUNE 30,  DECEMBER 31,
                                  2002        2001
-------------------------------------------------------
NET ASSETS:
Beginning of period          $145,593,562 $130,354,267
                              -----------  ------------
End of period (including
   overdistributed net
   investment income
   of $(2,710,451) and
   $(2,168,708),
   respectively)             $129,197,612 $145,593,562
                              ===========  ============
CHANGES IN SHARES:
Class A:
   Subscriptions                7,628,063    9,488,951
   Issued for distributions
    reinvested                    272,463      588,924
   Redemptions                 (9,753,477)  (8,434,069)
                              -----------  ------------
     Net Increase (Decrease)   (1,852,951)   1,643,806
                              -----------  ------------
Class B:
   Subscriptions                  587,220    2,935,934
   Issued for distributions
    reinvested                     93,589      187,309
   Redemptions                 (1,257,096)  (2,544,188)
                              -----------  ------------
     Net Increase (Decrease)     (576,287)     579,055
                              -----------  ------------
Class C:
   Subscriptions                  230,254      961,861
   Issued for distributions
    reinvested                     12,143       18,544
   Redemptions                   (364,656)    (623,463)
                              -----------  ------------
     Net Increase (Decrease)     (122,259)     356,942
                              -----------  ------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION

Liberty Income Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek as high a level of current income and total return as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available or quotations which management believes are not appropriate are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

YEAR OF EXPIRATION          CAPITAL LOSS CARRYFORWARD
------------------          -------------------------
2002                              $ 1,006,516
2007                                1,857,128
2008                                4,887,690
2009                                3,855,332
                                  -----------
                                  $11,606,666
                                  -----------
Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Additionally, $14,813 of currency losses and $441,856 of net capital losses attributable to security transactions incurred after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Premium and discount are being amortized for all debt securities. The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-rebatable tax withholdings. When a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholding with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average daily net assets. The Advisor has agreed to voluntarily waive 0.05% annually of the Fund's average daily net assets.

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company

("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended June 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $490 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $51, $81,633 and $1,324 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $792 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $37,647,752 and $43,203,135, respectively, of which $6,239,238 and $12,880,268, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for financial statement purposes, was:

     Gross unrealized appreciation        $ 1,849,495
     Gross unrealized depreciation         (3,630,325)
                                          -----------
     Net unrealized depreciation          $(1,780,830)
                                          -----------

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended June 30, 2002, the Fund had no borrowings under the agreement.


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -----------------------------------------------------------------
CLASS A SHARES                              2002          2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 5.96       $ 5.96        $ 5.98       $ 6.56       $ 6.50       $ 6.41
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                            0.16(a)      0.34(a)(b)    0.43(c)      0.45(c)      0.45         0.44
Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                        (0.04)        0.06(b)      (0.01)       (0.57)        0.06         0.09
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 0.12         0.40          0.42        (0.12)        0.51         0.53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:
From net investment income                      (0.18)       (0.40)        (0.43)       (0.46)       (0.45)       (0.44)
Return of capital                                  --           --(d)      (0.01)          --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
   to Shareholders                              (0.18)       (0.40)        (0.44)       (0.46)       (0.45)       (0.44)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                               $ 5.90       $ 5.96        $ 5.96       $ 5.98       $ 6.56       $ 6.50
-------------------------------------------------------------------------------------------------------------------------
Total return (e)                                 2.07%(f)(g)  6.75%(g)      7.39%       (1.86)%       8.13%        8.67%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                     1.23%(i)     1.23%         1.22%        1.13%        1.09%        1.11%
Net investment income (h)                        5.39%(i)     5.71%(b)      7.32%        7.15%        7.16%        6.98%
Waiver/reimbursement                             0.05%(i)     0.03%           --           --           --           --
Portfolio turnover rate                            29%(f)      105%           81%         102%         161%         281%
Net assets, end of period (000's)            $ 92,817     $104,716      $ 95,018     $103,011     $119,002     $120,336

(a)Per share data was calculated using average shares outstanding during the period.

(b)Effective January 1, 2001, the Fund adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.39% to 5.71%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(d)Rounds to less than $0.01.

(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)Not annualized.

(g)Had the Advisor not waived a portion of expenses, total return would have been reduced.

(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -----------------------------------------------------------------
CLASS B SHARES                              2002          2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 5.96       $ 5.96        $ 5.98       $ 6.56       $ 6.50       $ 6.41
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                            0.14(a)      0.30(a)(b)    0.39(c)      0.40(c)      0.40         0.39
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                             (0.04)        0.05(b)      (0.01)       (0.57)        0.06         0.09
-------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations          0.10         0.35          0.38        (0.17)        0.46         0.48
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:
From net investment income                      (0.16)       (0.35)        (0.39)       (0.41)       (0.40)       (0.39)
Return of capital                                  --           --(d)      (0.01)          --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
   to Shareholders                              (0.16)       (0.35)        (0.40)       (0.41)       (0.40)       (0.39)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                               $ 5.90       $ 5.96        $ 5.96       $ 5.98       $ 6.56       $ 6.50
-------------------------------------------------------------------------------------------------------------------------
Total return (e)                                 1.69%(f)(g)  5.96%(g)      6.60%       (2.60)%       7.32%        7.87%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                     1.98%(i)     1.98%         1.97%        1.88%        1.84%        1.86%
Net investment income (h)                        4.64%(i)     4.96%(b)      6.57%        6.40%        6.41%        6.23%
Waiver/reimbursement                             0.05%(i)     0.03%           --           --           --           --
Portfolio turnover rate                            29%(f)      105%           81%         102%         161%         281%
Net assets, end of period (000's)            $ 32,586     $ 36,319      $ 32,902     $ 39,532     $ 40,828     $ 36,128

(a)Per share data was calculated using average shares outstanding during the period.

(b)Effective January 1, 2001, the Fund adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.64% to 4.96%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(d)Rounds to less than $0.01.

(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)Not annualized.

(g)Had the Advisor not waived a portion of expenses, total return would have been reduced.

(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)Annualized.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                          YEAR ENDED DECEMBER 31,
                                           JUNE 30,     -----------------------------------------------------------------
CLASS A SHARES                              2002          2001         2000         1999         1998         1997 (a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $ 5.96       $ 5.96        $ 5.98       $ 6.56       $ 6.50       $ 6.53
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                            0.14(b)      0.31(b)(c)    0.40(d)      0.41(d)      0.41         0.17
Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions                (0.04)        0.05(c)      (0.01)       (0.57)        0.06        (0.03)(e)
-------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations          0.10         0.36          0.39        (0.16)        0.47         0.14
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:
From net investment income                      (0.16)       (0.36)        (0.40)       (0.42)       (0.41)       (0.17)
Return of capital                                  --           --(f)      (0.01)          --           --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
   to Shareholders                              (0.16)       (0.36)        (0.41)       (0.42)       (0.41)       (0.17)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                               $ 5.90       $ 5.96        $ 5.96       $ 5.98       $ 6.56       $ 6.50
-------------------------------------------------------------------------------------------------------------------------
Total return (g)(h)                              1.76%(i)     6.12%         6.76%       (2.45)%       7.48%        2.17%(i)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (j)                                     1.83%(k)     1.83%         1.82%        1.73%        1.69%        1.71%(k)
Net investment income (j)                        4.79%(k)     5.11%(c)      6.72%        6.55%        6.56%        6.35%(k)
Waiver/reimbursement                             0.20%(k)     0.18%         0.15%        0.15%        0.15%        0.15%(k)
Portfolio turnover rate                            29%(i)      105%           81%         102%         161%         281%
Net assets, end of period (000's)             $ 3,795      $ 4,559       $ 2,434      $ 2,730      $ 2,622       $  240

(a)Class C shares were initially offered on August 1, 1997. Per share reflects activity from that date.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Effective January 1, 2001, the Fund adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.79% to 5.11%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e)The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)Rounds to less than $0.01.

(g)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)Had the Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.

(i)Not annualized.

(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(k)Annualized.

TRANSFER AGENT

Important Information About This Report
The Transfer Agent for Liberty Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Income Fund

Liberty Income Fund  SEMIANNUAL REPORT, JUNE 30, 2002

[logo: LibertyFunds]
A Member of Columbia Management Group

(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA  02111-2621



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